EXHIBIT 10


                 FIRST AMENDMENT TO AMENDED AND RESTATED
                     AGREEMENT RESPECTING EMPLOYMENT


This First Amendment (the "Amendment") to Amended and Restated Agreement Respecting Employment (the "Agreement") dated as of July 10, 1989 by and between Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), and William D. Ruckelshaus ("Employee") is entered into by and between the Company and Employee effective as of September 1, 1993, as follows:

1. Section 4.C.(iii) of the Agreement shall be replaced in its entirety and shall hereafter read as follows:

     "(iii) Election by Employee After Reaching Age 62. The Employee may elect at any time during his employment on full-time status after reaching the age of 62, at his sole option by giving written notice to the Secretary of the Company, to enter part-time employment status with the Company. Such part-time status will begin ninety (90) days after the date on which such notice is given by the Employee. If the Employee, pursuant to this Section 4(c)(iii), elects part-time employment status, on a date
(a) after the Employee has reached the age of 62 and prior to the date that the Employee has reached the age 66, (b) after the Employee has reached the age of 66 and prior to the date that the Employee has reached the age of 67, (c) after the Employee has reached the age of 67 and prior to the date that the Employee has reached the age of 68, or, (d) after the date that the Employee has reached the age of 68, the term of part-time employment status under this Agreement shall become a term of four (4) years, three (3) years, two (2) years or one (1) year, respectively. Subject to the provisions of Section 4(H) hereof, if notice of termination is given by the Company after the Employee has reached age 62, 66, 67 or 68, such termination shall be effective four (4) years, three (3) years, two (2) years or one (1) year respectively, from the date the notice is given by the Company."

2. As amended hereby, the terms of the Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment to Amended and Restated Agreement as of the date and year indicated above.

          EMPLOYEE                BROWNING-FERRIS INDUSTRIES, INC.

By: /s/ William D. Ruckelshaus    By: /s/ Gerald Grinstein
    --------------------------       --------------------------------
        William D. Ruckelshaus    Name:   Gerald Grinstein
                                  Title:  Chairman of the Compensation
                                          Committee  of  the  Board of
                                          Directors

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT RESPECTING EMPLOYMENT


This First Amendment (this "Amendment") to Amended and Restated Agreement Respecting Employment (the "Agreement") dated as of November 1, 1991 by and between Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), and Louis A. Waters ("Employee") is entered into by and between the Company and Employee effective as of December 7, 1993, as follows:

1. The Company and Employee acknowledge and agree that, pursuant to subsection 5.A. (1) (ii) of the Agreement, Employee is currently entitled to be granted options to purchase 133,200 shares of the common stock of the Company in September, 1995, subject, however, to the possibility that the number of shares may hereafter be adjusted pursuant to the terms of the Agreement.

2. The Company and Employee agree, and the affected portion of said subsection 5.A. (1) (ii) of the Agreement shall be amended to provide, that, subject to any appropriate adjustment of the number of shares pursuant to the terms of the Agreement, Employee shall be issued options to purchase 44,400 shares in each of December 1993, December 1994 and September 1995 instead of 133,200 in September 1995.

As amended hereby, the terms of the Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to Amended and Restated Agreement as of the day and year indicated above.


                                      /s/ Louis A. Waters
                                      --------------------------
                                          Louis A. Waters

                                   Employee's Permanent Address:

                                          1103 Wickwood
                                          Houston, Texas 77024


                                   BROWNING-FERRIS INDUSTRIES, INC.



                                   By:  /s/ William D. Ruckelshaus
                                       ------------------------------
                                          William D. Ruckelshaus
                                   Title: Chairman of the Board and
                                          Chief Executive Officer

                                   Address:  P.O. Box 3151
                                             Houston, Texas 77253


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT RESPECTING EMPLOYMENT


This Second Amendment (this "Amendment") to Amended and Restated Agreement Respecting Employment (the "Agreement") dated as of July 10, 1989, and previously amended as of January 21, 1992, by and between Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), and Harry J. Phillips, Sr., ("Employee") is entered into by and between the Company and Employee effective as of December 7, 1993, as follows:

1. The Company and Employee acknowledge that, pursuant to the January 21, 1992 First Amendment to the Agreement, Employee is currently entitled to be granted options to purchase 133,000 shares of the common stock of the Company in September, 1995, subject, however, to the possibility that the number of shares may hereafter be adjusted pursuant to the terms of the Agreement.

2. The Company and Employee agree, and the affected portion of said Amendment to the Agreement shall be amended to provide, that, subject to any appropriate adjustment of the number of shares pursuant to the terms of the Agreement, Employee shall be issued options to purchase 44,400 shares in each of December 1993, December 1994 and December 1995 instead of 133,000 in September 1995.

3. The Company and Employee further agree, and the affected provisions of the Agreement all prior Amendments thereto shall be amended to provide, that the annual Base Salary payable to Employee beginning January 1, 1994 and continuing thereafter for the entire remaining term of the Agreement shall be in the amount of $200,000 per year without adjustment based on the CPI.

As amended hereby, the terms of the Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment to Amended and Restated Agreement as of the day and year indicated above.


                                    /s/ Harry J. Phillips, Sr.
                                    ---------------------------------
                                      Harry J. Phillips, Sr.


                                   BROWNING-FERRIS INDUSTRIES, INC.


                                   By: /s/ William D. Ruckelshaus
                                       ------------------------------
                                          William D. Ruckelshaus
                                   Title: Chairman of the Board and
                                          Chief Executive Officer

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